UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
July 25, 2016
Steadfast Apartment REIT III, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-207952	47-4871012
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.
Steadfast Apartment REIT III, Inc. (the “Company”), effective as of July 25, 2016, entered into (1) an Amended and Restated Dealer Manager Agreement (the “Amended DMA”) by and among the Company, Steadfast Apartment REIT III Operating Partnership, L.P. (the “Operating Partnership”) and Steadfast Capital Markets Group, LLC (the “Dealer Manager”), (2) an Amended and Restated Advisory Agreement (the “Amended Advisory Agreement”) by and among the Company, the Operating Partnership and Steadfast Apartment Advisor III, LLC (the “Advisor”) and (3) an Amended and Restated Agreement of Limited Partnership of Steadfast Apartment REIT III Operating Partnership, L.P. (the “Amended Partnership Agreement”) by and between the Company and the Advisor.  The Amended DMA, the Amended Advisory Agreement and the Amended Partnership Agreement are collectively referred to as the “Amendments.” Each of the Amendments incorporates the terms of a new Class R share of common stock offered by the Company in its ongoing public offering, including terms relating to fees and services associated with the sale of the Class R shares.  Additionally, the Amended Partnership Agreement includes changes to certain tax provisions related to the 2015 Budget Act (as defined therein).   The material terms of the Amendments described herein are qualified in their entirety by the Amended DMA, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K, the Amended Advisory Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and the Amended Partnership Agreement, a copy of which is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K, each of which is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

1.1
Amended and Restated Dealer Manager Agreement, dated July 25, 2016, by and among Steadfast Apartment REIT III, Inc., Steadfast Apartment REIT III Operating Partnership, L.P. and Steadfast Capital Markets Group, LLC.

1.2	Form of Participating Dealer Agreement (included as Exhibit A to Exhibit 1.1).
10.1
Amended and Restated Advisory Agreement, dated July 25, 2016, by and among Steadfast Apartment REIT III, Inc., Steadfast Apartment REIT III Operating Partnership, L.P. and Steadfast Apartment Advisor III, LLC.

10.2
Amended and Restated Agreement of Limited Partnership of Steadfast Apartment REIT III, Inc., dated July 25, 2016, by and between Steadfast Apartment REIT III, Inc. and Steadfast Apartment Advisor III, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT III, INC.

Date:	July 27, 2016	By:	/s/ Ella S. Neyland
Ella S. Neyland
President